UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2013

INSMED INCORPORATED
(Exact name of registrant as specified in its charter)

Virginia	0-30739	54-1972729
(State or other jurisdiction of Incorporation)	(Commission File N umber)	(I.R.S. Employer Identification No.)

9 Deer Park Drive, Suite C, Monmouth Junction, New Jersey	08852
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (732) 997-4600

Not Applicable
(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Insmed Appoints Chief Commercial Officer

Insmed Incorporated (the “Company”) announced today that it appointed Matthew Pauls as its Chief Commercial Officer.  In this newly created position, Mr. Pauls reports to Will Lewis, President and Chief Executive Officer, and has full global commercial responsibility for ARIKACE®, liposomal amikacin for inhalation, which is under development to treat Pseudomonas aeruginosa lung infections in cystic fibrosis (CF) patients and patients with non-tuberculous mycobacteria (NTM) lung infections.  Mr. Pauls brings to the Company more than 20 years of experience in the pharmaceutical industry, including senior-level leadership roles in global marketing, sales, reimbursement, new product launches and commercial operations at leading pharmaceutical companies including Shire Pharmaceuticals, Bristol-Myers Squibb and Johnson & Johnson.

In connection with the appointment of Mr. Pauls, the Company made inducement grants of stock options to Mr. Pauls to purchase a total of 300,000 shares of the Company’s common stock.  A copy of the press release issued by the Company with respect to such grants is filed as Exhibit 99.1 and is incorporated herein by reference.

Update as to Nasdaq Matters

In the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 (the “Form 10-K”), the Company disclosed that it had inadvertently exceeded the annual per-person sub-limits applicable under its Amended and Restated 2000 Stock Incentive Plan, as amended, in connection with certain equity compensation awards previously made by the Company and that the Company had notified Nasdaq of these excess grants.  The Company has been telephonically advised by Nasdaq that the Nasdaq staff does not intend to cite the Company for a violation of Nasdaq's listing rules in connection with the excess grants.   For additional information, please see the discussion contained under Item 1A in the Form 10-K under the caption “Risk Factors – Risks Related to our Common Stock and Listing on the Nasdaq Capital Market – If we fail to meet the continued listing requirements of the Nasdaq Capital Market, our common stock may be delisted from the Nasdaq Capital Market, which may cause the value of an investment in our common stock to decrease.”

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Insmed Incorporated on April 1, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 1, 2013

INSMED INCORPORATED

	By:	/s/ Andrew T. Drechsler
	Name:	Andrew T. Drechsler
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by Insmed Incorporated on April 1, 2013